Exhibit 99.2

Third Quarter

Financial Supplement

September 30, 2013

NOTE TO FINANCIAL SUPPLEMENT

As used in this Quarterly Financial Supplement (“QFS”), “MetLife,” “we” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates.

This QFS includes certain operating and statistical measures, such as sales and product spreads, among others, to provide supplemental data regarding the performance of our current business. Operating earnings is the measure of segment profit or loss we use to evaluate segment performance and allocate resources. Consistent with accounting principles generally accepted in the United States of America (“GAAP”) accounting guidance for segment reporting, operating earnings is our measure of segment performance. Operating earnings is also a measure by which senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans.

Operating earnings is defined as operating revenues less operating expenses, both net of income tax. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends.

Operating revenues and operating expenses exclude results of discontinued operations and other businesses that have been or will be sold or exited by MetLife (“Divested businesses”). Operating revenues also excludes net investment gains (losses) (“NIGL”) and net derivative gains (losses) (“NDGL”). Operating expenses also excludes goodwill impairments.

The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:

•

Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (“Unearned revenue adjustments”) and certain variable annuity guaranteed minimum income benefits (“GMIB”) fees (“GMIB fees”);

•

Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment hedge adjustments”), (ii) includes income from discontinued real estate operations, (iii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method (“Joint venture adjustments”), (iv) excludes certain amounts related to contractholder-directed unit-linked investments (“Unit-linked contract income”), and (v) excludes certain amounts related to securitization entities that are variable interest entities (“VIEs”) consolidated under GAAP (“Securitization entities income”); and

•	Other revenues are adjusted for settlements of foreign currency earnings hedges.
The following additional adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:
•

Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and NDGL (“PDO adjustments”), (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets (“Inflation adjustments and pass through adjustments”), (iii) benefits and hedging costs related to GMIBs (“GMIB costs”), and (iv) market value adjustments associated with surrenders or terminations of contracts (“Market value adjustments”);

•

Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment (“PAB hedge adjustments”) and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments (“Unit-linked contract costs”);

•

Amortization of deferred policy acquisition costs (“DAC”) and value of business acquired (“VOBA”) excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs, and (iii) Market value adjustments;

•	Amortization of negative VOBA excludes amounts related to Market value adjustments;
•	Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities debt expense”); and
•

Other expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements (“Regulatory implementation costs”), and (iii) acquisition and integration costs.

Operating earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.

We believe the presentation of operating earnings and operating earnings available to common shareholders as we measure it for management purposes enhances the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business. Operating revenues, operating expenses, operating earnings, operating earnings available to common shareholders, operating earnings available to common shareholders per diluted common share and book value per common share, excluding accumulated other comprehensive income (loss) (“AOCI”), should not be viewed as substitutes for the following financial measures calculated in accordance with GAAP: GAAP revenues, GAAP expenses, income (loss) from continuing operations, net of income tax, net income (loss) available to MetLife, Inc.’s common shareholders, net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share and book value per common share, respectively. Reconciliations of these measures to the most directly comparable GAAP measures are included in this QFS, including in the Appendix on page A-1, and in our earnings press release dated October 30, 2013, for the periods ended September 30, 2013, which is available at www.metlife.com.

METLIFE CORPORATE OVERVIEW
	For the Three Months Ended
Unaudited (In millions, except per share data)	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013

Operating earnings available to common shareholders	$1,417	$1,373	$1,635	$1,593	$1,500
Preferred stock dividends	30	31	30	31	30
Operating earnings	1,447	1,404	1,665	1,624	1,530
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1)	22	(200)	314	110	(85)
Net derivative gains (losses)	(718)	(1,315)	(630)	(1,690)	(546)
Goodwill impairment	(1,868)	-	-	-	-
Other adjustments to continuing operations (1)	(472)	(931)	(748)	(106)	(472)
Provision for income tax (expense) benefit (1), (2)	632	1,147	394	570	546
Income (loss) from continuing operations, net of income tax	(957)	105	995	508	973
Income (loss) from discontinued operations, net of income tax	-	31	(3)	2	2
Net income (loss)	(957)	136	992	510	975
Less: Net income (loss) attributable to noncontrolling interests	(3)	9	6	8	3
Net income (loss) attributable to MetLife, Inc.	(954)	127	986	502	972
Less: Preferred stock dividends	30	31	30	31	30
Net income (loss) available to MetLife, Inc.’s common shareholders	$(984)	$96	$956	$471	$942

Operating earnings available to common shareholders per common share - diluted (3), (4)	$1.32	$1.25	$1.48	$1.44	$1.34
Net investment gains (losses)	0.02	(0.18)	0.28	0.10	(0.08)
Net derivative gains (losses)	(0.67)	(1.20)	(0.57)	(1.53)	(0.49)
Goodwill impairment	(1.74)	-	-	-	-
Other adjustments to continuing operations	(0.44)	(0.85)	(0.67)	(0.09)	(0.42)
Provision for income tax (expense) benefit	0.59	1.05	0.36	0.52	0.49
Discontinued operations, net of income tax	-	0.03	-	-	-
Less: Net income (loss) attributable to noncontrolling interests	-	0.01	0.01	0.01	-
Net income (loss) available to MetLife, Inc.’s common shareholders per common share - diluted (3), (4)	$(0.92)	$0.09	$0.87	$0.43	$0.84

Weighted average common shares outstanding - diluted	1,071.0	1,097.5	1,103.9	1,106.7	1,117.3

Unaudited	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013

Book value per common share - (actual common shares outstanding) (5)	$58.35	$57.17	$57.03	$52.85	$52.54
Book value per common share, excluding accumulated other comprehensive income (loss) - (actual common shares outstanding) (5)	$47.70	$46.73	$47.37	$47.20	$47.99

	For the Three Months Ended
Unaudited (In millions)	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013

Common shares outstanding, beginning of period	1,062.2	1,062.6	1,091.7	1,094.2	1,096.6
Newly issued shares	0.4	29.1	2.5	2.4	24.2
Common shares outstanding, end of period	1,062.6	1,091.7	1,094.2	1,096.6	1,120.8

Weighted average common shares outstanding - basic	1,065.0	1,091.0	1,096.9	1,097.9	1,104.9
Dilutive effect of stock purchase contracts underlying common equity units (3)	-	-	-	-	1.9
Dilutive effect of the exercise or issuance of stock-based awards (4)	6.0	6.5	7.0	8.8	10.5
Weighted average common shares outstanding - diluted	1,071.0	1,097.5	1,103.9	1,106.7	1,117.3
MetLife Policyholder Trust Shares	206.2	202.3	199.4	196.1	193.2

(1)         The three months ended March 31, 2013 includes net investment gains of $11 million, expenses of $154 million and a tax benefit of $119 million related to a settlement of an acquisition tax contingency. The three months ended June 30, 2013 includes net investment gains of $8 million related to the settlement of such acquisition tax contingency.

(2)         The three months ended December 31, 2012 includes a deferred tax benefit of $324 million and the three months ended September 30, 2013 includes a deferred tax benefit of $95 million related to the conversion of the Japan branch to a subsidiary. The three months ended September 30, 2013 also includes a deferred tax benefit of $52 million due to a revised estimate of effective tax rates related to net investment gains (losses) and other comprehensive income.

(3)         For the three months ended September 30, 2012, December 31, 2012, March 31, 2013 and June 30, 2013, all shares related to the assumed issuance of shares in settlement of the applicable purchase contracts of the common equity units have been excluded from the weighted average common shares outstanding - diluted, as these assumed shares would be anti-dilutive to operating earnings available to common shareholders per common share - diluted and net income (loss) available to MetLife, Inc.’s common shareholders per common share - diluted.

(4)         For the three months ended September 30, 2012, 6.0 million shares related to the assumed exercise or issuance of stock-based awards are excluded from the weighted average common shares outstanding - diluted, as these assumed shares would be anti-dilutive to net income (loss) available to MetLife, Inc.’s common shareholders per common share - diluted. These shares were included in the calculation of operating earnings available to common shareholders per common share - diluted.

(5)         Book value per common share and book value per common share, excluding AOCI, exclude $2,043 million of equity related to preferred stock.

METLIFE CONSOLIDATED BALANCE SHEETS
Unaudited (In millions)	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$378,005	$374,266	$374,294	$356,514	$348,787
Equity securities available-for-sale, at estimated fair value	2,803	2,891	3,188	3,231	3,241
Fair value option and trading securities, at estimated fair value (1)	15,995	16,348	16,588	16,110	16,646
Mortgage loans:
Held-for-investment, principally at amortized cost (1)	57,884	56,592	55,343	55,636	57,508
Held-for-sale, principally at estimated fair value	1,286	414	271	-	225
Mortgage loans, net	59,170	57,006	55,614	55,636	57,733
Policy loans	11,949	11,884	11,781	11,722	11,782
Real estate and real estate joint ventures	8,749	9,918	9,998	9,886	10,053
Other limited partnership interests	6,730	6,688	7,087	7,197	7,253
Short-term investments, principally at estimated fair value	14,678	16,906	13,653	12,990	12,664
Other invested assets, principally at estimated fair value	23,477	21,145	20,269	17,920	16,766
Total investments	521,556	517,052	512,472	491,206	484,925
Cash and cash equivalents, principally at estimated fair value (1)	16,950	15,738	9,983	9,184	11,376
Accrued investment income	4,716	4,374	4,555	4,357	4,519
Premiums, reinsurance and other receivables	22,939	21,634	23,052	23,283	23,473
Deferred policy acquisition costs and value of business acquired	24,604	24,761	24,645	24,782	25,639
Goodwill	10,024	9,953	9,696	9,447	9,509
Other assets	8,123	7,876	8,062	7,830	7,952
Separate account assets	237,373	235,393	249,220	245,573	255,250
Total assets	$846,285	$836,781	$841,685	$815,662	$822,643

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$191,068	$192,351	$190,054	$184,697	$186,528
Policyholder account balances	226,882	225,821	224,044	215,195	214,512
Other policy-related balances	15,836	15,463	15,472	15,279	15,530
Policyholder dividends payable	817	728	713	750	769
Policyholder dividend obligation	3,909	3,828	3,599	2,273	2,013
Payables for collateral under securities loaned and other transactions	38,493	33,687	34,215	33,247	31,866
Bank deposits	6,515	6,416	-	-	-
Short-term debt	100	100	100	100	100
Long-term debt (1)	19,621	19,062	18,721	18,577	18,252
Collateral financing arrangements	4,196	4,196	4,196	4,196	4,196
Junior subordinated debt securities	3,192	3,192	3,193	3,193	3,193
Current income tax payable	451	401	231	111	199
Deferred income tax liability	9,275	8,693	8,699	6,602	5,955
Other liabilities	24,007	22,492	24,260	25,331	22,902
Separate account liabilities	237,373	235,393	249,220	245,573	255,250
Total liabilities	781,735	771,823	776,717	755,124	761,265

Redeemable noncontrolling interests in partially-owned consolidated subsidiaries	152	121	96	130	110

Equity
Preferred stock, at par value	1	1	1	1	1
Common stock, at par value	11	11	11	11	11
Additional paid-in capital	26,964	28,011	28,072	28,137	29,221
Retained earnings	25,920	25,205	25,958	25,824	26,766
Treasury stock, at cost	(172)	(172)	(172)	(172)	(172)
Accumulated other comprehensive income (loss)	11,325	11,397	10,580	6,202	5,100
Total MetLife, Inc.’s stockholders’ equity	64,049	64,453	64,450	60,003	60,927
Noncontrolling interests	349	384	422	405	341
Total equity	64,398	64,837	64,872	60,408	61,268
Total liabilities and equity	$846,285	$836,781	$841,685	$815,662	$822,643

(1)         At September 30, 2012, December 31, 2012, March 31, 2013, June 30, 2013 and September 30, 2013, $2,935 million, $2,717 million, $2,443 million, $2,299 million and $2,120 million, respectively, of assets and $2,733 million, $2,527 million, $2,268 million, $2,127 million and $1,946 million, respectively, of liabilities related to certain securitization entities that are required to be consolidated under GAAP are included. See Pages 27 and 28, note 3, for the amounts by asset category.

METLIFE CONSOLIDATED STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended
Unaudited (In millions)	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013

OPERATING REVENUES
Premiums	$9,080	$10,585	$9,151	$9,157	$9,094
Universal life and investment-type product policy fees	2,048	2,156	2,211	2,281	2,276
Net investment income	5,048	5,175	5,132	5,104	5,043
Other revenues	435	443	481	500	486
Total operating revenues	16,611	18,359	16,975	17,042	16,899

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	8,995	10,704	9,106	9,204	9,316
Interest credited to policyholder account balances	1,589	1,589	1,554	1,521	1,472
Capitalization of DAC	(1,301)	(1,308)	(1,256)	(1,212)	(1,153)
Amortization of DAC and VOBA	1,051	946	1,016	1,105	979
Amortization of negative VOBA	(155)	(99)	(131)	(124)	(113)
Interest expense on debt	286	292	288	287	288
Other expenses	4,120	4,266	4,087	4,014	4,031
Total operating expenses	14,585	16,390	14,664	14,795	14,820

Operating earnings before provision for income tax	2,026	1,969	2,311	2,247	2,079
Provision for income tax expense (benefit)	579	565	646	623	549
Operating earnings	1,447	1,404	1,665	1,624	1,530
Preferred stock dividends	30	31	30	31	30
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,417	$1,373	$1,635	$1,593	$1,500

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,447	$1,404	$1,665	$1,624	$1,530
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1)	22	(200)	314	110	(85)
Net derivative gains (losses)	(718)	(1,315)	(630)	(1,690)	(546)
Premiums	16	4	-	1	-
Universal life and investment-type product policy fees	83	94	80	90	96
Net investment income	469	373	945	178	(17)
Other revenues	20	18	(1)	(10)	(10)
Policyholder benefits and claims and policyholder dividends	(303)	(644)	(602)	(85)	(468)
Interest credited to policyholder account balances	(513)	(459)	(1,036)	(325)	(128)
Capitalization of DAC	1	-	-	-	-
Amortization of DAC and VOBA	43	(52)	192	147	138
Amortization of negative VOBA	15	17	15	14	13
Interest expense on debt	(40)	(38)	(33)	(34)	(29)
Other expenses (1)	(263)	(244)	(308)	(82)	(67)
Goodwill impairment	(1,868)	-	-	-	-
Provision for income tax (expense) benefit (1), (2)	632	1,147	394	570	546
Income (loss) from continuing operations, net of income tax	(957)	105	995	508	973
Income (loss) from discontinued operations, net of income tax	-	31	(3)	2	2
Net income (loss)	(957)	136	992	510	975
Less: Net income (loss) attributable to noncontrolling interests	(3)	9	6	8	3
Net income (loss) attributable to MetLife, Inc.	(954)	127	986	502	972
Less: Preferred stock dividends	30	31	30	31	30
Net income (loss) available to MetLife, Inc.’s common shareholders	$(984)	$96	$956	$471	$942

Total Operating Premiums, Fees and Other Revenues	$11,563	$13,184	$11,843	$11,938	$11,856

(1)          The three months ended March 31, 2013 includes net investment gains of $11 million, expenses of $154 million and a tax benefit of $119 million related to a settlement of an acquisition tax contingency. The three months ended June 30, 2013 includes net investment gains of $8 million related to the settlement of such acquisition tax contingency.

(2)          The three months ended December 31, 2012 includes a deferred tax benefit of $324 million and the three months ended September 30, 2013 includes a deferred tax benefit of $95 million related to the conversion of the Japan branch to a subsidiary.The three months ended September 30, 2013 also includes a deferred tax benefit of $52 million due to a revised estimate of effective tax rates related to net investment gains (losses) and other comprehensive income.

METLIFE CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended September 30, 2013
Unaudited (In millions)	Consolidated	Americas	Asia	EMEA	Corporate & Other

OPERATING REVENUES
Premiums	$9,094	$6,556	$1,922	$586	$30
Universal life and investment-type product policy fees	2,276	1,704	438	100	34
Net investment income	5,043	4,165	696	124	58
Other revenues	486	438	22	21	5
Total operating revenues	16,899	12,863	3,078	831	127

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	9,316	7,542	1,506	243	25
Interest credited to policyholder account balances	1,472	1,018	407	37	10
Capitalization of DAC	(1,153)	(460)	(515)	(173)	(5)
Amortization of DAC and VOBA	979	419	393	166	1
Amortization of negative VOBA	(113)	(1)	(99)	(13)	-
Interest expense on debt	288	2	-	-	286
Other expenses	4,031	2,369	1,040	443	179
Total operating expenses	14,820	10,889	2,732	703	496

Operating earnings before provision for income tax	2,079	1,974	346	128	(369)
Provision for income tax expense (benefit)	549	656	89	43	(239)
Operating earnings	1,530	1,318	257	85	(130)
Preferred stock dividends	30	-	-	-	30
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,500	$1,318	$257	$85	$(160)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,530	$1,318	$257	$85	$(130)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(85)	(51)	52	10	(96)
Net derivative gains (losses)	(546)	(512)	164	30	(228)
Premiums	-	-	-	-	-
Universal life and investment-type product policy fees	96	94	1	1	-
Net investment income	(17)	(125)	(64)	150	22
Other revenues	(10)	-	(11)	-	1
Policyholder benefits and claims and policyholder dividends	(468)	(427)	(41)	-	-
Interest credited to policyholder account balances	(128)	(57)	64	(135)	-
Capitalization of DAC	-	-	-	-	-
Amortization of DAC and VOBA	138	137	1	-	-
Amortization of negative VOBA	13	-	13	-	-
Interest expense on debt	(29)	-	-	-	(29)
Other expenses	(67)	-	6	(7)	(66)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit (1)	546	326	94	(17)	143
Income (loss) from continuing operations, net of income tax	973	703	536	117	(383)
Income (loss) from discontinued operations, net of income tax	2	-	1	-	1
Net income (loss)	975	703	537	117	(382)
Less: Net income (loss) attributable to noncontrolling interests	3	-	6	1	(4)
Net income (loss) attributable to MetLife, Inc.	972	703	531	116	(378)
Less: Preferred stock dividends	30	-	-	-	30
Net income (loss) available to MetLife, Inc.’s common shareholders	$942	$703	$531	$116	$(408)

Total Operating Premiums, Fees and Other Revenues	$11,856	$8,698	$2,382	$707	$69

(1)          Consolidated and Asia results include a deferred tax benefit of $95 million related to the conversion of the Japan branch to a subsidiary and a deferred tax benefit of $52 million due to a revised estimate of effective tax rates related to net investment gains (losses) and other comprehensive income.

METLIFE CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended September 30, 2012
Unaudited (In millions)	Consolidated	Americas	Asia	EMEA	Corporate & Other

OPERATING REVENUES
Premiums	$9,080	$6,417	$2,112	$536	$15
Universal life and investment-type product policy fees	2,048	1,540	388	82	38
Net investment income	5,048	4,100	709	122	117
Other revenues	435	388	4	35	8
Total operating revenues	16,611	12,445	3,213	775	178

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	8,995	7,254	1,455	255	31
Interest credited to policyholder account balances	1,589	1,078	468	32	11
Capitalization of DAC	(1,301)	(564)	(579)	(158)	-
Amortization of DAC and VOBA	1,051	524	396	130	1
Amortization of negative VOBA	(155)	(1)	(128)	(26)	-
Interest expense on debt	286	(1)	-	2	285
Other expenses	4,120	2,328	1,206	440	146
Total operating expenses	14,585	10,618	2,818	675	474

Operating earnings before provision for income tax	2,026	1,827	395	100	(296)
Provision for income tax expense (benefit)	579	597	136	38	(192)
Operating earnings	1,447	1,230	259	62	(104)
Preferred stock dividends	30	-	-	-	30
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,417	$1,230	$259	$62	$(134)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,447	$1,230	$259	$62	$(104)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	22	31	(47)	73	(35)
Net derivative gains (losses)	(718)	(65)	(31)	13	(635)
Premiums	16	16	-	-	-
Universal life and investment-type product policy fees	83	84	(2)	1	-
Net investment income	469	(77)	135	348	63
Other revenues	20	-	7	-	13
Policyholder benefits and claims and policyholder dividends	(303)	(265)	(38)	-	-
Interest credited to policyholder account balances	(513)	(42)	(134)	(337)	-
Capitalization of DAC	1	1	-	-	-
Amortization of DAC and VOBA	43	47	(2)	(2)	-
Amortization of negative VOBA	15	-	15	-	-
Interest expense on debt	(40)	-	-	-	(40)
Other expenses	(263)	(10)	4	(22)	(235)
Goodwill impairment	(1,868)	(1,692)	-	-	(176)
Provision for income tax (expense) benefit	632	328	27	(32)	309
Income (loss) from continuing operations, net of income tax	(957)	(414)	193	104	(840)
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-
Net income (loss)	(957)	(414)	193	104	(840)
Less: Net income (loss) attributable to noncontrolling interests	(3)	-	8	(5)	(6)
Net income (loss) attributable to MetLife, Inc.	(954)	(414)	185	109	(834)
Less: Preferred stock dividends	30	-	-	-	30
Net income (loss) available to MetLife, Inc.’s common shareholders	$(984)	$(414)	$185	$109	$(864)

Total Operating Premiums, Fees and Other Revenues	$11,563	$8,345	$2,504	$653	$61

METLIFE CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Year-to-Date Period Ended September 30, 2013
Unaudited (In millions)	Consolidated	Americas	Asia	EMEA	Corporate & Other

OPERATING REVENUES
Premiums	$27,402	$19,707	$5,900	$1,711	$84
Universal life and investment-type product policy fees	6,768	5,052	1,324	287	105
Net investment income	15,279	12,474	2,151	372	282
Other revenues	1,467	1,300	63	82	22
Total operating revenues	50,916	38,533	9,438	2,452	493

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	27,626	22,484	4,354	736	52
Interest credited to policyholder account balances	4,547	3,119	1,286	109	33
Capitalization of DAC	(3,621)	(1,482)	(1,583)	(542)	(14)
Amortization of DAC and VOBA	3,100	1,387	1,186	526	1
Amortization of negative VOBA	(368)	(2)	(325)	(41)	-
Interest expense on debt	863	8	-	-	855
Other expenses	12,132	7,104	3,188	1,351	489
Total operating expenses	44,279	32,618	8,106	2,139	1,416

Operating earnings before provision for income tax	6,637	5,915	1,332	313	(923)
Provision for income tax expense (benefit)	1,818	1,968	412	73	(635)
Operating earnings	4,819	3,947	920	240	(288)
Preferred stock dividends	91	-	-	-	91
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$4,728	$3,947	$920	$240	$(379)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$4,819	$3,947	$920	$240	$(288)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1)	339	62	265	49	(37)
Net derivative gains (losses)	(2,866)	(1,651)	(874)	20	(361)
Premiums	1	1	-	-	-
Universal life and investment-type product policy fees	266	256	4	6	-
Net investment income	1,106	(413)	1,020	411	88
Other revenues	(21)	-	(21)	-	-
Policyholder benefits and claims and policyholder dividends	(1,155)	(832)	(323)	-	-
Interest credited to policyholder account balances	(1,489)	(75)	(1,013)	(401)	-
Capitalization of DAC	-	-	-	-	-
Amortization of DAC and VOBA	477	470	12	(5)	-
Amortization of negative VOBA	42	-	42	-	-
Interest expense on debt	(96)	-	-	-	(96)
Other expenses (1)	(457)	(1)	(138)	(15)	(303)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit (1), (2)	1,510	764	531	(36)	251
Income (loss) from continuing operations, net of income tax	2,476	2,528	425	269	(746)
Income (loss) from discontinued operations, net of income tax	1	-	(3)	-	4
Net income (loss)	2,477	2,528	422	269	(742)
Less: Net income (loss) attributable to noncontrolling interests	17	-	15	3	(1)
Net income (loss) attributable to MetLife, Inc.	2,460	2,528	407	266	(741)
Less: Preferred stock dividends	91	-	-	-	91
Net income (loss) available to MetLife, Inc.’s common shareholders	$2,369	$2,528	$407	$266	$(832)

Total Operating Premiums, Fees and Other Revenues	$35,637	$26,059	$7,287	$2,080	$211

(1)          Consolidated and Asia results include net investment gains of $19 million, expenses of $154 million and a tax benefit of $119 million related to a settlement of an acquisition tax contingency.

(2)          Consolidated and Asia results include a deferred tax benefit of $95 million related to the conversion of the Japan branch to a subsidiary and a deferred tax benefit of $52 million due to a revised estimate of effective tax rates related to net investment gains (losses) and other comprehensive income.

METLIFE CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Year-to-Date Period Ended September 30, 2012
Unaudited (In millions)	Consolidated	Americas	Asia	EMEA	Corporate & Other

OPERATING REVENUES
Premiums	$27,326	$19,253	$6,215	$1,815	$43
Universal life and investment-type product policy fees	6,056	4,604	1,102	233	117
Net investment income	15,297	12,194	2,150	406	547
Other revenues	1,313	1,171	17	98	27
Total operating revenues	49,992	37,222	9,484	2,552	734

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	27,066	21,781	4,250	941	94
Interest credited to policyholder account balances	4,653	3,216	1,323	91	23
Capitalization of DAC	(3,976)	(1,720)	(1,721)	(535)	-
Amortization of DAC and VOBA	3,231	1,586	1,188	456	1
Amortization of negative VOBA	(456)	(4)	(387)	(65)	-
Interest expense on debt	898	4	5	3	886
Other expenses	12,414	7,122	3,550	1,333	409
Total operating expenses	43,830	31,985	8,208	2,224	1,413

Operating earnings before provision for income tax	6,162	5,237	1,276	328	(679)
Provision for income tax expense (benefit)	1,758	1,721	437	116	(516)
Operating earnings	4,404	3,516	839	212	(163)
Preferred stock dividends	91	-	-	-	91
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$4,313	$3,516	$839	$212	$(254)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$4,404	$3,516	$839	$212	$(163)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(152)	198	(168)	37	(219)
Net derivative gains (losses)	(604)	629	(11)	56	(1,278)
Premiums	60	60	-	-	-
Universal life and investment-type product policy fees	250	240	(4)	14	-
Net investment income	1,139	(213)	286	628	438
Other revenues	132	1	18	-	113
Policyholder benefits and claims and policyholder dividends	(942)	(860)	(82)	-	-
Interest credited to policyholder account balances	(1,028)	(121)	(297)	(610)	-
Capitalization of DAC	5	5	-	-	-
Amortization of DAC and VOBA	30	48	-	(18)	-
Amortization of negative VOBA	50	2	48	-	-
Interest expense on debt	(128)	-	-	-	(128)
Other expenses	(1,187)	(33)	20	(36)	(1,138)
Goodwill impairment	(1,868)	(1,692)	-	-	(176)
Provision for income tax (expense) benefit	1,048	229	59	(18)	778
Income (loss) from continuing operations, net of income tax	1,209	2,009	708	265	(1,773)
Income (loss) from discontinued operations, net of income tax	17	17	-	-	-
Net income (loss)	1,226	2,026	708	265	(1,773)
Less: Net income (loss) attributable to noncontrolling interests	29	1	25	6	(3)
Net income (loss) attributable to MetLife, Inc.	1,197	2,025	683	259	(1,770)
Less: Preferred stock dividends	91	-	-	-	91
Net income (loss) available to MetLife, Inc.’s common shareholders	$1,106	$2,025	$683	$259	$(1,861)

Total Operating Premiums, Fees and Other Revenues	$34,695	$25,028	$7,334	$2,146	$187

METLIFE SUMMARY OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)
	For the Three Months Ended
Unaudited (In millions)	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013

AMERICAS

RETAIL	$492	$633	$626	$581	$659

GROUP, VOLUNTARY & WORKSITE BENEFITS	283	167	230	275	226

CORPORATE BENEFIT FUNDING	303	305	299	350	300

LATIN AMERICA	152	148	143	125	133

AMERICAS TOTAL	$1,230	$1,253	$1,298	$1,331	$1,318

ASIA	259	198	333	330	257

EMEA	62	59	87	68	85

CORPORATE & OTHER	(134)	(137)	(83)	(136)	(160)

METLIFE TOTAL	$1,417	$1,373	$1,635	$1,593	$1,500

(1)          A reconciliation of operating earnings to income (loss) from continuing operations, net of income tax for each segment and Corporate & Other appears in the QFS as follows: (i) Retail, Page 11, (ii) Group, Voluntary & Worksite Benefits, Page 17, (iii) Corporate Benefit Funding, Page 20, (iv) Latin America, Page 23, (v) Asia, Page 24, (vi) EMEA, Page 25, and (vii) Corporate & Other, Page 26. A consolidated reconciliation of operating earnings to income (loss) from continuing operations, net of income tax appears on Page 5.

AMERICAS RETAIL STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	September 30, 2012	September 30, 2013

OPERATING REVENUES
Premiums	$1,604	$1,728	$1,547	$1,581	$1,607	$4,804	$4,735
Universal life and investment-type product policy fees	1,132	1,196	1,167	1,238	1,257	3,365	3,662
Net investment income	1,930	1,935	1,961	1,987	1,928	5,735	5,876
Other revenues	221	232	243	257	267	647	767
Total operating revenues	4,887	5,091	4,918	5,063	5,059	14,551	15,040

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	2,228	2,342	2,153	2,272	2,234	6,668	6,659
Interest credited to policyholder account balances	598	591	579	589	582	1,784	1,750
Capitalization of DAC	(430)	(401)	(374)	(344)	(318)	(1,352)	(1,036)
Amortization of DAC and VOBA	438	288	331	396	315	1,319	1,042
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	1	(1)	-	-
Other expenses	1,308	1,309	1,278	1,265	1,245	4,060	3,788
Total operating expenses	4,142	4,129	3,967	4,179	4,057	12,479	12,203

Operating earnings before provision for income tax	745	962	951	884	1,002	2,072	2,837
Provision for income tax expense (benefit)	253	329	325	303	343	703	971
Operating earnings	492	633	626	581	659	1,369	1,866
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$492	$633	$626	$581	$659	$1,369	$1,866

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$492	$633	$626	$581	$659	$1,369	$1,866
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	53	34	73	23	(28)	178	68
Net derivative gains (losses)	191	(475)	(156)	(421)	(202)	637	(779)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	83	86	80	79	92	232	251
Net investment income	(105)	(112)	(119)	(117)	(118)	(283)	(354)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(279)	(565)	(403)	(149)	(413)	(622)	(965)
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	47	(47)	178	155	137	51	470
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	(1,692)	-	-	-	-	(1,692)	-
Provision for income tax (expense) benefit	224	379	122	150	186	153	458
Income (loss) from continuing operations, net of income tax	(986)	(67)	401	301	313	23	1,015
Income (loss) from discontinued operations, net of income tax	-	23	-	-	-	10	-
Net income (loss)	(986)	(44)	401	301	313	33	1,015
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	(986)	(44)	401	301	313	33	1,015
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$(986)	$(44)	$401	$301	$313	$33	$1,015

Total Operating Premiums, Fees and Other Revenues	$2,957	$3,156	$2,957	$3,076	$3,131	$8,816	$9,164

AMERICAS RETAIL - LIFE & OTHER STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	September 30, 2012	September 30, 2013

OPERATING REVENUES
Premiums	$1,500	$1,628	$1,448	$1,493	$1,511	$4,423	$4,452
Universal life and investment-type product policy fees	394	422	396	417	415	1,217	1,228
Net investment income	1,181	1,190	1,204	1,198	1,178	3,476	3,580
Other revenues	133	141	144	160	152	386	456
Total operating revenues	3,208	3,381	3,192	3,268	3,256	9,502	9,716

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,979	2,157	1,926	2,053	1,971	5,899	5,950
Interest credited to policyholder account balances	217	222	215	222	226	646	663
Capitalization of DAC	(186)	(203)	(181)	(200)	(176)	(578)	(557)
Amortization of DAC and VOBA	252	280	201	200	232	690	633
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	(1)	(1)	(1)
Other expenses	644	674	652	675	652	1,998	1,979
Total operating expenses	2,906	3,130	2,813	2,950	2,904	8,654	8,667

Operating earnings before provision for income tax	302	251	379	318	352	848	1,049
Provision for income tax expense (benefit)	98	80	125	105	115	275	345
Operating earnings	204	171	254	213	237	573	704
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$204	$171	$254	$213	$237	$573	$704

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$204	$171	$254	$213	$237	$573	$704
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	21	49	24	(1)	(3)	81	20
Net derivative gains (losses)	(37)	(43)	(8)	(87)	(95)	116	(190)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	(3)	-	(2)	(4)	(3)	-	(9)
Net investment income	(39)	(41)	(49)	(47)	(52)	(95)	(148)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	7	(117)	(13)	(11)	(10)	(7)	(34)
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	17	54	17	52	57	(34)	126
Income (loss) from continuing operations, net of income tax	170	73	223	115	131	634	469
Income (loss) from discontinued operations, net of income tax	-	9	-	-	-	9	-
Net income (loss)	170	82	223	115	131	643	469
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	170	82	223	115	131	643	469
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$170	$82	$223	$115	$131	$643	$469

Total Operating Premiums, Fees and Other Revenues	$2,027	$2,191	$1,988	$2,070	$2,078	$6,026	$6,136

AMERICAS RETAIL - ANNUITIES STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	September 30, 2012	September 30, 2013

OPERATING REVENUES
Premiums	$104	$100	$99	$88	$96	$381	$283
Universal life and investment-type product policy fees	738	774	771	821	842	2,148	2,434
Net investment income	749	745	757	789	750	2,259	2,296
Other revenues	88	91	99	97	115	261	311
Total operating revenues	1,679	1,710	1,726	1,795	1,803	5,049	5,324

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	249	185	227	219	263	769	709
Interest credited to policyholder account balances	381	369	364	367	356	1,138	1,087
Capitalization of DAC	(244)	(198)	(193)	(144)	(142)	(774)	(479)
Amortization of DAC and VOBA	186	8	130	196	83	629	409
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	1	-	1	1
Other expenses	664	635	626	590	593	2,062	1,809
Total operating expenses	1,236	999	1,154	1,229	1,153	3,825	3,536

Operating earnings before provision for income tax	443	711	572	566	650	1,224	1,788
Provision for income tax expense (benefit)	155	249	200	198	228	428	626
Operating earnings	288	462	372	368	422	796	1,162
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$288	$462	$372	$368	$422	$796	$1,162

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$288	$462	$372	$368	$422	$796	$1,162
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	32	(15)	49	24	(25)	97	48
Net derivative gains (losses)	228	(432)	(148)	(334)	(107)	521	(589)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	86	86	82	83	95	232	260
Net investment income	(66)	(71)	(70)	(70)	(66)	(188)	(206)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(279)	(565)	(403)	(149)	(413)	(622)	(965)
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	40	70	191	166	147	58	504
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	(1,692)	-	-	-	-	(1,692)	-
Provision for income tax (expense) benefit	207	325	105	98	129	187	332
Income (loss) from continuing operations, net of income tax	(1,156)	(140)	178	186	182	(611)	546
Income (loss) from discontinued operations, net of income tax	-	14	-	-	-	1	-
Net income (loss)	(1,156)	(126)	178	186	182	(610)	546
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	(1,156)	(126)	178	186	182	(610)	546
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$(1,156)	$(126)	$178	$186	$182	$(610)	$546

Total Operating Premiums, Fees and Other Revenues	$930	$965	$969	$1,006	$1,053	$2,790	$3,028

AMERICAS RETAIL FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES LIFE & OTHER (1)
	For the Three Months Ended
Unaudited (In millions)	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013
Balance, beginning of period	$83,063	$83,307	$83,826	$84,008	$84,419
Premiums and deposits (2), (3)	2,017	2,170	1,991	2,030	1,966
Surrenders and withdrawals	(881)	(840)	(901)	(823)	(825)
Benefit payments	(795)	(867)	(821)	(781)	(716)

Net Flows	341	463	269	426	425
Net transfers from (to) separate account	30	79	46	50	22
Interest	811	815	809	819	825
Policy charges	(443)	(461)	(462)	(482)	(473)
Other	(495)	(377)	(480)	(402)	(407)

Balance, end of period	$83,307	$83,826	$84,008	$84,419	$84,811

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013
Balance, beginning of period	$52,226	$51,590	$51,542	$50,020	$48,990
Premiums and deposits (2), (3)	1,266	1,047	1,019	772	816
Surrenders and withdrawals	(861)	(1,214)	(1,023)	(998)	(908)
Benefit payments	(390)	(422)	(405)	(420)	(408)

Net Flows	15	(589)	(409)	(646)	(500)
Net transfers from (to) separate account	(604)	(335)	(555)	(214)	58
Interest	449	430	424	429	417
Policy charges	(14)	(12)	(12)	(15)	(13)
Other	(482)	458	(970)	(584)	(524)

Balance, end of period	$51,590	$51,542	$50,020	$48,990	$48,428

SEPARATE ACCOUNT LIABILITIES LIFE & OTHER
	For the Three Months Ended
Unaudited (In millions)	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013
Balance, beginning of period	$8,232	$8,515	$8,463	$8,957	$8,919
Premiums and deposits (3)	167	178	172	165	163
Surrenders and withdrawals	(109)	(121)	(118)	(116)	(108)
Benefit payments	(12)	(12)	(10)	(11)	(10)

Net Flows	46	45	44	38	45
Investment performance	401	117	632	108	604
Net transfers from (to) general account	(30)	(79)	(46)	(50)	(22)
Policy charges	(133)	(135)	(129)	(132)	(132)
Other	(1)	-	(7)	(2)	6

Balance, end of period	$8,515	$8,463	$8,957	$8,919	$9,420

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013
Balance, beginning of period	$131,416	$139,484	$142,050	$150,826	$149,117
Premiums and deposits (3)	3,836	2,961	2,964	2,382	2,240
Surrenders and withdrawals	(2,019)	(2,177)	(2,175)	(2,444)	(2,289)
Benefit payments	(242)	(283)	(269)	(317)	(295)

Net Flows	1,575	501	520	(379)	(344)
Investment performance	6,637	2,517	8,434	(684)	8,165
Net transfers from (to) general account	604	335	555	214	(58)
Policy charges	(750)	(788)	(734)	(860)	(903)
Other	2	1	1	-	-

Balance, end of period	$139,484	$142,050	$150,826	$149,117	$155,977

(1)           All of the retail property & casualty activity is reflected within the “Other” category.

(2)           Includes premiums and deposits directed to the General Account investment option of variable products.

(3)           Includes company sponsored internal exchanges.

AMERICAS RETAIL OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013

Direct and allocated expenses	$460	$500	$451	$451	$470
Pension and post-retirement benefit costs	57	40	60	60	60
Premium taxes, other taxes, and licenses & fees	40	33	40	41	36
Total fixed operating expenses	$557	$573	$551	$552	$566

Commissions and other variable expenses	751	736	727	713	679

Total other expenses	$1,308	$1,309	$1,278	$1,265	$1,245

SALES BY PRODUCT
	For the Three Months Ended
Unaudited (In millions)	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013

Life Sales (1)
Term Life	$31	$33	$23	$26	$21
Whole Life	30	36	29	31	36
Variable Life	7	8	9	9	11
Universal Life	36	50	43	47	17
Total life sales	$104	$127	$104	$113	$85

Annuity Sales (2)
Fixed annuity sales	$253	$207	$213	$191	$188
Variable annuity sales	4,595	3,569	3,520	2,761	2,693
Total annuity sales	$4,848	$3,776	$3,733	$2,952	$2,881

Annuity Separate Accounts and General Accounts
Separate Accounts
Total variable annuity separate accounts	$3,655	$2,817	$2,822	$2,277	$2,175
General Accounts
Fixed annuity	253	207	213	191	188
Variable annuity	940	752	698	484	518
Total general accounts	1,193	959	911	675	706
Total annuity premiums and deposits	$4,848	$3,776	$3,733	$2,952	$2,881

(1)         Statistical sales information is calculated using the LIMRA International, Inc. definition of sales for core direct sales, excluding company sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life insurance.

(2)         Statutory premiums direct and assumed, excluding company sponsored internal exchanges.

AMERICAS RETAIL SPREAD BY PRODUCT VARIABLE & UNIVERSAL LIFE (1)
	For the Three Months Ended
Unaudited	September 30, 2012		December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013

Investment income yield excluding variable investment income	6.69%		6.37%	6.30%	6.22%	6.17%
Variable investment income yield	(0.05%	)	0.62%	0.54%	0.31%	0.04%
Total investment income yield	6.64%		6.99%	6.84%	6.53%	6.21%
Average crediting rate	4.49%		4.54%	4.50%	4.52%	4.52%
Annualized general account spread	2.15%		2.45%	2.34%	2.01%	1.69%

Annualized general account spread excluding variable investment income yield	2.20%		1.83%	1.80%	1.70%	1.65%

DEFERRED ANNUITIES (2)
	For the Three Months Ended
Unaudited	September 30, 2012		December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013

Investment income yield excluding variable investment income	6.29%		6.21%	6.21%	6.37%	6.07%
Variable investment income yield	0.11%		0.21%	0.13%	0.16%	0.13%
Total investment income yield	6.40%		6.42%	6.34%	6.53%	6.20%
Average crediting rate	3.43%		3.40%	3.38%	3.39%	3.39%
Annualized general account spread	2.97%		3.02%	2.96%	3.14%	2.81%

Annualized general account spread excluding variable investment income yield	2.86%		2.81%	2.83%	2.98%	2.68%

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions, except ratios)	September 30, 2012		December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013

Life (3)
Operating premiums, fees and other revenues	$1,403		$1,544	$1,349	$1,399	$1,406
Life mortality as percentage of expected	91.3%		99.0%	92.7%	89.7%	73.1%

Lapse Ratio (4)
Traditional life	5.9%		5.8%	5.8%	5.8%	5.9%
Variable & universal life	5.1%		4.9%	4.9%	4.8%	4.6%
Fixed annuity	9.9%		9.4%	8.4%	8.6%	8.8%
Variable annuity	6.0%		6.0%	5.9%	6.0%	6.1%

Retail Property & Casualty
Operating premiums, fees and other revenues	$424		$433	$429	$440	$451
Combined ratio including catastrophes	94.6%		100.4%	94.5%	107.5%	92.6%
Combined ratio excluding catastrophes	90.6%		84.5%	88.7%	86.1%	86.3%

(1)          Represents the general account spread for variable & universal life, a component of Life & Other.

(2)          Represents the general account spread for deferred annuities, a component of Annuities.

(3)          Represents traditional life and variable & universal life, components of Life & Other.

(4)          Lapse ratios are calculated based on the average of the most recent 12 months of experience.

AMERICAS GROUP, VOLUNTARY & WORKSITE BENEFITS STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	September 30, 2012	September 30, 2013

OPERATING REVENUES
Premiums	$3,753	$3,773	$3,874	$3,797	$3,767	$11,021	$11,438
Universal life and investment-type product policy fees	166	165	180	170	171	497	521
Net investment income	450	443	453	472	459	1,325	1,384
Other revenues	100	102	108	105	103	320	316
Total operating revenues	4,469	4,483	4,615	4,544	4,500	13,163	13,659

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	3,449	3,538	3,640	3,514	3,527	10,153	10,681
Interest credited to policyholder account balances	42	40	39	39	38	127	116
Capitalization of DAC	(38)	(36)	(33)	(35)	(37)	(102)	(105)
Amortization of DAC and VOBA	40	35	34	33	37	98	104
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	1	-	-	1	-	1	1
Other expenses	547	659	588	578	595	1,692	1,761
Total operating expenses	4,041	4,236	4,268	4,130	4,160	11,969	12,558

Operating earnings before provision for income tax	428	247	347	414	340	1,194	1,101
Provision for income tax expense (benefit)	145	80	117	139	114	401	370
Operating earnings	283	167	230	275	226	793	731
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$283	$167	$230	$275	$226	$793	$731

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$283	$167	$230	$275	$226	$793	$731
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	5	(18)	17	(28)	(3)	11	(14)
Net derivative gains (losses)	(81)	(162)	(129)	(310)	(173)	99	(612)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	(33)	(33)	(40)	(45)	(44)	(107)	(129)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	(1)	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	38	76	53	134	78	(1)	265
Income (loss) from continuing operations, net of income tax	212	29	131	26	84	795	241
Income (loss) from discontinued operations, net of income tax	-	2	-	-	-	-	-
Net income (loss)	212	31	131	26	84	795	241
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	212	31	131	26	84	795	241
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$212	$31	$131	$26	$84	$795	$241

Operating Premiums, Fees and Other Revenues
Group	$3,406	$3,426	$3,557	$3,456	$3,420	$10,004	$10,433
Voluntary & Worksite	613	614	605	616	621	1,834	1,842
Total Group, Voluntary & Worksite Benefits	$4,019	$4,040	$4,162	$4,072	$4,041	$11,838	$12,275

AMERICAS GROUP, VOLUNTARY & WORKSITE BENEFITS FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES (1)
	For the Three Months Ended
Unaudited (In millions)	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013
Balance, beginning of period	$26,642	$26,922	$26,772	$26,444	$25,974
Premiums and deposits	4,428	4,269	4,445	4,327	4,515
Surrenders and withdrawals	(975)	(798)	(832)	(795)	(998)
Benefit payments	(3,072)	(3,110)	(3,297)	(3,150)	(3,145)

Net Flows	381	361	316	382	372
Net transfers from (to) separate account	-	1	-	-	-
Interest	211	218	211	214	218
Policy charges	(133)	(127)	(130)	(131)	(131)
Other	(179)	(603)	(725)	(935)	(369)

Balance, end of period	$26,922	$26,772	$26,444	$25,974	$26,064

SEPARATE ACCOUNT LIABILITIES
	For the Three Months Ended
Unaudited (In millions)	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013
Balance, beginning of period	$508	$533	$532	$562	$566
Premiums and deposits	48	49	49	50	52
Surrenders and withdrawals	(10)	(14)	(13)	(11)	(12)
Benefit payments	(1)	(1)	(1)	(1)	-

Net Flows	37	34	35	38	40
Investment performance	28	6	37	9	39
Net transfers from (to) general account	-	(1)	-	-	-
Policy charges	(39)	(40)	(41)	(42)	(42)
Other	(1)	-	(1)	(1)	(1)

Balance, end of period	$533	$532	$562	$566	$602
(1) All of the group property & casualty activity is reflected within the “Other” category.

AMERICAS GROUP, VOLUNTARY & WORKSITE BENEFITS OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013

Direct and allocated expenses	$382	$417	$421	$404	$422
Pension and post-retirement benefit costs	19	8	25	25	25
Premium taxes, other taxes, and licenses & fees	56	56	58	62	59
Total fixed operating expenses	$457	$481	$504	$491	$506

Commissions and other variable expenses	90	178	84	87	89

Total other expenses	$547	$659	$588	$578	$595

SPREAD (1)
	For the Three Months Ended
Unaudited	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013

Investment income yield excluding variable investment income	6.01%	5.79%	5.95%	5.97%	5.91%
Variable investment income yield	0.21%	0.37%	0.21%	0.36%	0.16%
Total investment income yield	6.22%	6.16%	6.16%	6.33%	6.07%
Average crediting rate	3.31%	3.31%	3.31%	3.33%	3.30%
Annualized general account spread	2.91%	2.85%	2.85%	3.00%	2.77%

Annualized general account spread excluding variable investment income yield	2.70%	2.48%	2.64%	2.64%	2.61%

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions, except ratios)	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013

Group Life (2)
Operating premiums, fees and other revenues	$1,379	$1,370	$1,438	$1,406	$1,352
Mortality ratio	88.1%	84.6%	91.3%	86.5%	90.3%

Group Non-Medical Health (3)
Operating premiums, fees and other revenues	$1,555	$1,560	$1,604	$1,605	$1,602
Benefit ratio	88.5%	91.6%	88.9%	89.5%	90.5%

Group Property & Casualty (4)
Operating premiums, fees and other revenues	$356	$357	$345	$358	$363
Combined ratio including catastrophes	87.8%	107.2%	92.8%	97.7%	90.2%
Combined ratio excluding catastrophes	87.2%	91.1%	90.4%	92.1%	87.5%

(1)    Excludes group property & casualty.

(2)    Excludes accidental death and dismemberment (“AD&D”) and certain experience-rated contracts.

(3)    Includes dental, disability, long-term care, AD&D, critical illness and vision.

(4)    Beginning with the three months ended March 31, 2013, excludes the portion of group property & casualty reported in the Latin America segment.

AMERICAS CORPORATE BENEFIT FUNDING STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	September 30, 2012	September 30, 2013

OPERATING REVENUES
Premiums	$450	$1,757	$464	$503	$490	$1,480	$1,457
Universal life and investment-type product policy fees	53	64	68	65	54	161	187
Net investment income	1,421	1,450	1,435	1,443	1,424	4,253	4,302
Other revenues	64	66	73	67	68	193	208
Total operating revenues	1,988	3,337	2,040	2,078	2,036	6,087	6,154

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,070	2,411	1,098	1,110	1,144	3,293	3,352
Interest credited to policyholder account balances	339	342	343	305	292	1,016	940
Capitalization of DAC	(13)	(1)	(17)	(6)	(2)	(28)	(25)
Amortization of DAC and VOBA	4	4	11	6	4	18	21
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	2	2	2	2	3	6	7
Other expenses	120	110	143	121	134	368	398
Total operating expenses	1,522	2,868	1,580	1,538	1,575	4,673	4,693

Operating earnings before provision for income tax	466	469	460	540	461	1,414	1,461
Provision for income tax expense (benefit)	163	164	161	190	161	495	512
Operating earnings	303	305	299	350	300	919	949
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$303	$305	$299	$350	$300	$919	$949

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$303	$305	$299	$350	$300	$919	$949
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(25)	86	22	(3)	(15)	21	4
Net derivative gains (losses)	(194)	(8)	105	(209)	(140)	(149)	(244)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	16	7	25	(1)	(5)	55	19
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(12)	4	8	31	(3)	(34)	36
Interest credited to policyholder account balances	(5)	(5)	(2)	(2)	(6)	(8)	(10)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	(2)	2	1	(1)	-	(2)	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	78	(30)	(56)	65	59	41	68
Income (loss) from continuing operations, net of income tax	159	361	402	230	190	843	822
Income (loss) from discontinued operations, net of income tax	-	4	-	-	-	7	-
Net income (loss)	159	365	402	230	190	850	822
Less: Net income (loss) attributable to noncontrolling interests	-	1	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	159	364	402	230	190	850	822
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$159	$364	$402	$230	$190	$850	$822

Total Operating Premiums, Fees and Other Revenues	$567	$1,887	$605	$635	$612	$1,834	$1,852

AMERICAS CORPORATE BENEFIT FUNDING FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
	For the Three Months Ended
Unaudited (In millions)	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013
Balance, beginning of period	$114,430	$116,659	$116,910	$119,187	$112,395
Premiums and deposits	12,906	10,469	14,790	13,826	12,264
Surrenders and withdrawals	(12,028)	(9,666)	(11,765)	(17,483)	(12,717)
Benefit payments	(899)	(902)	(876)	(887)	(923)

Net Flows	(21)	(99)	2,149	(4,544)	(1,376)
Net transfers from (to) separate account	(11)	(11)	5	(5)	(4)
Interest	1,041	1,048	1,036	1,007	994
Policy charges	(34)	(18)	(29)	(38)	(40)
Other	1,254	(669)	(884)	(3,212)	(766)

Balance, end of period	$116,659	$116,910	$119,187	$112,395	$111,203

SEPARATE ACCOUNT LIABILITIES
	For the Three Months Ended
Unaudited (In millions)	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013
Balance, beginning of period	$69,704	$76,905	$71,875	$75,735	$74,845
Premiums and deposits	2,494	2,268	1,868	1,982	2,557
Surrenders and withdrawals	(757)	(2,699)	(1,414)	(922)	(1,209)
Benefit payments	(21)	(13)	(19)	(20)	(13)

Net Flows	1,716	(444)	435	1,040	1,335
Investment performance	1,466	364	697	(1,286)	860
Net transfers from (to) general account	11	11	(5)	5	4
Policy charges	(78)	(75)	(86)	(85)	(81)
Other	4,086	(4,886)	2,819	(564)	(934)

Balance, end of period	$76,905	$71,875	$75,735	$74,845	$76,029

AMERICAS CORPORATE BENEFIT FUNDING OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013

Direct and allocated expenses	$63	$73	$69	$69	$81
Pension and post-retirement benefit costs	11	5	14	14	14
Premium taxes, other taxes, and licenses & fees	5	(1)	3	4	4
Total fixed operating expenses	$79	$77	$86	$87	$99

Commissions and other variable expenses	41	33	57	34	35

Total other expenses	$120	$110	$143	$121	$134

SPREAD
	For the Three Months Ended
Unaudited	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013

Investment income yield excluding variable investment income	4.83%	4.72%	4.68%	4.68%	4.80%
Variable investment income yield	0.24%	0.38%	0.28%	0.33%	0.23%
Total investment income yield	5.07%	5.10%	4.96%	5.01%	5.03%
Average crediting rate	3.64%	3.59%	3.53%	3.42%	3.46%
Annualized general account spread	1.43%	1.51%	1.43%	1.59%	1.57%

Annualized general account spread excluding variable investment income yield	1.19%	1.13%	1.15%	1.26%	1.34%

AMERICAS LATIN AMERICA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	September 30, 2012	September 30, 2013

OPERATING REVENUES
Premiums	$610	$630	$675	$710	$692	$1,948	$2,077
Universal life and investment-type product policy fees	189	204	225	235	222	581	682
Net investment income	299	317	277	281	354	881	912
Other revenues	3	5	4	5	-	11	9
Total operating revenues	1,101	1,156	1,181	1,231	1,268	3,421	3,680

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	507	564	554	601	637	1,667	1,792
Interest credited to policyholder account balances	99	104	104	103	106	289	313
Capitalization of DAC	(83)	(115)	(105)	(108)	(103)	(238)	(316)
Amortization of DAC and VOBA	42	73	74	83	63	151	220
Amortization of negative VOBA	(1)	(1)	(1)	-	(1)	(4)	(2)
Interest expense on debt	(4)	2	(1)	1	-	(3)	-
Other expenses	353	373	372	390	395	1,002	1,157
Total operating expenses	913	1,000	997	1,070	1,097	2,864	3,164

Operating earnings before provision for income tax	188	156	184	161	171	557	516
Provision for income tax expense (benefit)	36	8	41	36	38	122	115
Operating earnings	152	148	143	125	133	435	401
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$152	$148	$143	$125	$133	$435	$401

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$152	$148	$143	$125	$133	$435	$401
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(2)	10	-	9	(5)	(12)	4
Net derivative gains (losses)	19	(4)	9	(28)	3	42	(16)
Premiums	16	4	-	1	-	60	1
Universal life and investment-type product policy fees	1	3	1	2	2	8	5
Net investment income	45	34	8	1	42	122	51
Other revenues	-	-	-	-	-	1	-
Policyholder benefits and claims and policyholder dividends	26	(37)	(63)	171	(11)	(204)	97
Interest credited to policyholder account balances	(37)	(38)	(11)	(3)	(51)	(113)	(65)
Capitalization of DAC	1	-	-	-	-	5	-
Amortization of DAC and VOBA	-	(1)	-	-	-	(3)	-
Amortization of negative VOBA	-	-	-	-	-	2	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	(8)	(5)	-	(1)	-	(31)	(1)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(12)	17	19	(49)	3	36	(27)
Income (loss) from continuing operations, net of income tax	201	131	106	228	116	348	450
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	201	131	106	228	116	348	450
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	1	-
Net income (loss) attributable to MetLife, Inc.	201	131	106	228	116	347	450
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$201	$131	$106	$228	$116	$347	$450

Total Operating Premiums, Fees and Other Revenues	$802	$839	$904	$950	$914	$2,540	$2,768

ASIA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	September 30, 2012	September 30, 2013

OPERATING REVENUES
Premiums	$2,112	$2,129	$1,998	$1,980	$1,922	$6,215	$5,900
Universal life and investment-type product policy fees	388	389	444	442	438	1,102	1,324
Net investment income	709	745	732	723	696	2,150	2,151
Other revenues	4	9	13	28	22	17	63
Total operating revenues	3,213	3,272	3,187	3,173	3,078	9,484	9,438

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,455	1,569	1,415	1,433	1,506	4,250	4,354
Interest credited to policyholder account balances	468	461	442	437	407	1,323	1,286
Capitalization of DAC	(579)	(567)	(546)	(522)	(515)	(1,721)	(1,583)
Amortization of DAC and VOBA	396	375	401	392	393	1,188	1,186
Amortization of negative VOBA	(128)	(69)	(113)	(113)	(99)	(387)	(325)
Interest expense on debt	-	-	-	-	-	5	-
Other expenses	1,206	1,188	1,094	1,054	1,040	3,550	3,188
Total operating expenses	2,818	2,957	2,693	2,681	2,732	8,208	8,106

Operating earnings before provision for income tax	395	315	494	492	346	1,276	1,332
Provision for income tax expense (benefit)	136	117	161	162	89	437	412
Operating earnings	259	198	333	330	257	839	920
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$259	$198	$333	$330	$257	$839	$920

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$259	$198	$333	$330	$257	$839	$920
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1)	(47)	(174)	128	85	52	(168)	265
Net derivative gains (losses)	(31)	(159)	(552)	(486)	164	(11)	(874)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	(2)	4	1	2	1	(4)	4
Net investment income	135	240	638	446	(64)	286	1,020
Other revenues	7	5	-	(10)	(11)	18	(21)
Policyholder benefits and claims and policyholder dividends	(38)	(45)	(144)	(138)	(41)	(82)	(323)
Interest credited to policyholder account balances	(134)	(242)	(639)	(438)	64	(297)	(1,013)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	(2)	(4)	10	1	1	-	12
Amortization of negative VOBA	15	17	15	14	13	48	42
Interest expense on debt	-	-	-	-	-	-	-
Other expenses (1)	4	4	(150)	6	6	20	(138)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit (1), (2)	27	424	283	154	94	59	531
Income (loss) from continuing operations, net of income tax	193	268	(77)	(34)	536	708	425
Income (loss) from discontinued operations, net of income tax	-	-	(3)	(1)	1	-	(3)
Net income (loss)	193	268	(80)	(35)	537	708	422
Less: Net income (loss) attributable to noncontrolling interests	8	1	4	5	6	25	15
Net income (loss) attributable to MetLife, Inc.	185	267	(84)	(40)	531	683	407
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$185	$267	$(84)	$(40)	$531	$683	$407

Total Operating Premiums, Fees and Other Revenues	$2,504	$2,527	$2,455	$2,450	$2,382	$7,334	$7,287

(1)         The three months ended March 31, 2013 and June 30, 2013 includes net investment gains of $11 million and $8 million, respectively, expenses of $154 million and $0, respectively, and a tax benefit of $119 million and $0, respectively, which are related to a settlement of an acquisition tax contingency. The year-to-date period ended September 30, 2013 includes net investment gains of $19 million, expenses of $154 million and a tax benefit of $119 million, which are related to the settlement of such acquisition tax contingency.

(2)         The three months ended December 31, 2012 includes a deferred tax benefit of $324 million and the three months ended and year-to-date period ended September 30, 2013 includes a deferred tax benefit of $95 million related to the conversion of the Japan branch to a subsidiary. The three months ended and year-to-date period ended September 30, 2013 also includes a deferred tax benefit of $52 million due to a revised estimate of effective tax rates related to net investment gains (losses) and other comprehensive income.

EMEA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	September 30, 2012	September 30, 2013

OPERATING REVENUES
Premiums	$536	$555	$567	$558	$586	$1,815	$1,711
Universal life and investment-type product policy fees	82	100	91	96	100	233	287
Net investment income	122	129	128	120	124	406	372
Other revenues	35	23	27	34	21	98	82
Total operating revenues	775	807	813	808	831	2,552	2,452

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	255	255	237	256	243	941	736
Interest credited to policyholder account balances	32	35	35	37	37	91	109
Capitalization of DAC	(158)	(188)	(177)	(192)	(173)	(535)	(542)
Amortization of DAC and VOBA	130	170	165	195	166	456	526
Amortization of negative VOBA	(26)	(29)	(17)	(11)	(13)	(65)	(41)
Interest expense on debt	2	(2)	1	(1)	-	3	-
Other expenses	440	477	448	460	443	1,333	1,351
Total operating expenses	675	718	692	744	703	2,224	2,139

Operating earnings before provision for income tax	100	89	121	64	128	328	313
Provision for income tax expense (benefit)	38	30	34	(4)	43	116	73
Operating earnings	62	59	87	68	85	212	240
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$62	$59	$87	$68	$85	$212	$240

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$62	$59	$87	$68	$85	$212	$240
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	73	(6)	16	23	10	37	49
Net derivative gains (losses)	13	5	(6)	(4)	30	56	20
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	1	1	(2)	7	1	14	6
Net investment income	348	185	393	(132)	150	628	411
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	(337)	(174)	(384)	118	(135)	(610)	(401)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	(2)	-	4	(9)	-	(18)	(5)
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	(22)	(12)	(3)	(5)	(7)	(36)	(15)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(32)	(30)	(22)	3	(17)	(18)	(36)
Income (loss) from continuing operations, net of income tax	104	28	83	69	117	265	269
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	104	28	83	69	117	265	269
Less: Net income (loss) attributable to noncontrolling interests	(5)	3	2	-	1	6	3
Net income (loss) attributable to MetLife, Inc.	109	25	81	69	116	259	266
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$109	$25	$81	$69	$116	$259	$266

Total Operating Premiums, Fees and Other Revenues	$653	$678	$685	$688	$707	$2,146	$2,080

CORPORATE & OTHER STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	September 30, 2012	September 30, 2013

OPERATING REVENUES
Premiums	$15	$13	$26	$28	$30	$43	$84
Universal life and investment-type product policy fees	38	38	36	35	34	117	105
Net investment income	117	156	146	78	58	547	282
Other revenues	8	6	13	4	5	27	22
Total operating revenues	178	213	221	145	127	734	493

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	31	25	9	18	25	94	52
Interest credited to policyholder account balances	11	16	12	11	10	23	33
Capitalization of DAC	-	-	(4)	(5)	(5)	-	(14)
Amortization of DAC and VOBA	1	1	-	-	1	1	1
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	285	290	286	283	286	886	855
Other expenses	146	150	164	146	179	409	489
Total operating expenses	474	482	467	453	496	1,413	1,416

Operating earnings before provision for income tax	(296)	(269)	(246)	(308)	(369)	(679)	(923)
Provision for income tax expense (benefit)	(192)	(163)	(193)	(203)	(239)	(516)	(635)
Operating earnings	(104)	(106)	(53)	(105)	(130)	(163)	(288)
Preferred stock dividends	30	31	30	31	30	91	91
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$(134)	$(137)	$(83)	$(136)	$(160)	$(254)	$(379)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$(104)	$(106)	$(53)	$(105)	$(130)	$(163)	$(288)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(35)	(132)	58	1	(96)	(219)	(37)
Net derivative gains (losses)	(635)	(512)	99	(232)	(228)	(1,278)	(361)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	63	52	40	26	22	438	88
Other revenues	13	13	(1)	-	1	113	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	(40)	(38)	(33)	(34)	(29)	(128)	(96)
Other expenses	(235)	(233)	(156)	(81)	(66)	(1,138)	(303)
Goodwill impairment	(176)	-	-	-	-	(176)	-
Provision for income tax (expense) benefit	309	311	(5)	113	143	778	251
Income (loss) from continuing operations, net of income tax	(840)	(645)	(51)	(312)	(383)	(1,773)	(746)
Income (loss) from discontinued operations, net of income tax	-	2	-	3	1	-	4
Net income (loss)	(840)	(643)	(51)	(309)	(382)	(1,773)	(742)
Less: Net income (loss) attributable to noncontrolling interests	(6)	4	-	3	(4)	(3)	(1)
Net income (loss) attributable to MetLife, Inc.	(834)	(647)	(51)	(312)	(378)	(1,770)	(741)
Less: Preferred stock dividends	30	31	30	31	30	91	91
Net income (loss) available to MetLife, Inc.’s common shareholders	$(864)	$(678)	$(81)	$(343)	$(408)	$(1,861)	$(832)

Total Operating Premiums, Fees and Other Revenues	$61	$57	$75	$67	$69	$187	$211

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Three Months Ended
Unaudited (In millions, except yields)	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013
Fixed Maturity Securities
Yield (1)	4.85%	4.85%	4.83%	4.71%	4.92%
Investment income (2), (3), (4)	$3,833	$3,850	$3,833	$3,687	$3,792
Investment gains (losses) (3)	34	74	313	144	(77)
Ending carrying value (2), (3)	378,748	375,108	375,275	357,447	349,614
Mortgage Loans
Yield (1)	5.81%	5.71%	5.52%	5.40%	5.34%
Investment income (3), (4)	810	786	738	716	725
Investment gains (losses) (3)	-	8	12	23	(13)
Ending carrying value (3)	56,291	54,340	53,207	53,368	55,637
Real Estate and Real Estate Joint Ventures
Yield (1)	2.95%	3.10%	2.40%	4.26%	3.09%
Investment income (3)	64	72	60	106	77
Investment gains (losses) (3)	(15)	43	(20)	(8)	3
Ending carrying value	8,749	9,918	9,998	9,886	10,053
Policy Loans
Yield (1)	5.25%	5.19%	5.22%	5.18%	5.38%
Investment income	157	155	155	152	158
Ending carrying value	11,949	11,884	11,781	11,722	11,782
Equity Securities
Yield (1)	3.65%	5.36%	3.41%	5.13%	3.87%
Investment income	26	37	24	36	28
Investment gains (losses)	3	(9)	(27)	4	3
Ending carrying value	2,803	2,891	3,188	3,231	3,241
Other Limited Partnership Interests
Yield (1)	8.66%	15.01%	14.25%	15.43%	7.95%
Investment income	145	252	246	275	144
Investment gains (losses)	(7)	(18)	-	(41)	-
Ending carrying value	6,730	6,688	7,087	7,197	7,253
Cash and Short-term Investments
Yield (1)	0.66%	0.77%	0.89%	1.10%	0.97%
Investment income	34	43	45	42	39
Investment gains (losses)	3	3	39	15	6
Ending carrying value (3)	31,625	32,634	23,635	22,170	24,039
Other Invested Assets (1)
Investment income	140	126	179	222	217
Investment gains (losses) (3)	12	(134)	(32)	12	6
Ending carrying value	23,477	21,145	20,269	17,920	16,766
Total Investments
Investment income yield (1)	4.88%	4.93%	4.93%	5.00%	4.98%
Investment fees and expenses yield	(0.13% )	(0.13% )	(0.13% )	(0.13% )	(0.13% )
Net Investment Income Yield (1), (3), (5)	4.75%	4.80%	4.80%	4.87%	4.85%
Investment income	$5,209	$5,321	$5,280	$5,236	$5,180
Investment fees and expenses	(140)	(135)	(143)	(131)	(137)
Net investment income including Divested businesses	5,069	5,186	5,137	5,105	5,043
Less: Net investment income from Divested businesses (5)	21	11	5	1	-
Net Investment Income (3)	$5,048	$5,175	$5,132	$5,104	$5,043
Ending Carrying Value (3)	$520,372	$514,608	$504,440	$482,941	$478,385
Investment portfolio gains (losses) including Divested businesses	$30	$(33)	$285	$149	$(72)
Less: Investment portfolio gains (losses) from Divested businesses (5)	(26)	2	-	-	-
Investment Portfolio Gains (Losses) (3), (5)	$56	$(35)	$285	$149	$(72)
Gross investment gains	$257	$359	$560	$400	$281
Gross investment losses	(127)	(170)	(196)	(195)	(293)
Writedowns	(74)	(224)	(79)	(56)	(60)
Investment Portfolio Gains (Losses) (3), (5)	56	(35)	285	149	(72)
Investment portfolio gains (losses) income tax (expense) benefit	(13)	33	(124)	(42)	62
Investment Portfolio Gains (Losses), Net of Income Tax	$43	$(2)	$161	$107	$(10)

Derivative Gains (Losses) including Divested businesses	$(824)	$(1,453)	$(763)	$(1,870)	$(738)
Less: Derivative gains (losses) from Divested businesses (5)	-	1	-	-	-
Derivative gains (losses) (3), (5)	(824)	(1,454)	(763)	(1,870)	(738)
Derivative gains (losses) income tax (expense) benefit	281	530	270	645	262
Derivative Gains (Losses), Net of Income Tax	$(543)	$(924)	$(493)	$(1,225)	$(476)

(1)          Yields are calculated as investment income as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses and reflects the GAAP adjustments described on Page 2 and as presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as consolidated securitization entities (“CSEs”), contractholder-directed unit-linked investments and securitized reverse residential mortgage loans. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)          Fixed maturity securities includes $743 million, $842 million, $981 million, $933 million and $827 million in ending carrying value, and $24 million, $20 million, $21 million, ($11) million and $14 million of investment income related to fair value option and trading securities at or for the three months ended September 30, 2012, December 31, 2012, March 31, 2013, June 30, 2013 and September 30, 2013, respectively.

(3)          The reconciliation of the remaining yield table captions to the most directly comparable measures presented in accordance with GAAP are as follows at or for the periods ended September 30, 2012, December 31, 2012, March 31, 2013, June 30, 2013 and September 30, 2013, respectively: A) Fair value option and trading securities (included within fixed maturity securities above) ending carrying value excludes contractholder-directed unit-linked investments of $15,199 million, $15,465 million, $15,572 million, $15,150 million and $15,796 million; B) Ending carrying value excludes the following effects of consolidating under GAAP certain VIEs that are treated as CSEs: Fair value option and trading securities (included within fixed maturity securities above) of $53 million, $41 million, $35 million, $27 million and $23 million, mortgage loans of $2,879 million, $2,666 million, $2,407 million, $2,268 million and $2,096 million and cash and short-term investments of $3 million, $10 million, $1 million, $4 million and $1 million; C) Net investment income adjustments as presented on Page A-1; D) Investment portfolio gains (losses) as presented above and the GAAP adjustments as presented below; and E) Derivative gains (losses) as presented above and GAAP adjustments as presented below:

	For the Three Months Ended
	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013
Investment portfolio gains (losses) including Divested businesses - in above yield table	$30	$(33)	$285	$149	$(72)
Real estate discontinued operations	-	(44)	6	(1)	1
Net investment gains (losses) related to CSEs	15	11	8	8	4
Other gains (losses) reported in net investment gains (losses) on GAAP basis	(23)	(134)	15	(46)	(18)
Net investment gains (losses) - GAAP basis	$22	$(200)	$314	$110	$(85)

	For the Three Months Ended
	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013
Derivative gains (losses) including Divested businesses - in above yield table	$(824)	$(1,453)	$(763)	$(1,870)	$(738)
Investment hedge adjustments	108	138	131	167	175
Joint venture adjustments	-	-	-	1	-
Settlement of foreign currency earnings hedges	(7)	(5)	-	10	11
PAB hedge adjustments	5	5	2	2	6
Net derivative gains (losses) - GAAP basis	$(718)	$(1,315)	$(630)	$(1,690)	$(546)

(4)          Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

(5)          Yields are calculated including net investment income of certain Divested businesses and related carrying values. The net investment income adjustment on Page A-1 for all of the Divested businesses for the three months ended September 30, 2012, December 31, 2012, March 31, 2013, June 30, 2013 and September 30, 2013, includes $4 million,$0, $0, $0 and $0, respectively, for securitized reverse residential mortgage loans that was excluded from the Mortgage Loans and total yield section presented above.

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Year-to-Date Period Ended
Unaudited (In millions, except yields)	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013
Fixed Maturity Securities
Yield (1)	4.86%	4.85%	4.83%	4.77%	4.82%
Investment income (2), (3), (4)	$11,393	$15,243	$3,833	$7,520	$11,312
Investment gains (losses) (3)	(121)	(47)	313	457	380
Ending carrying value (2), (3)	378,748	375,108	375,275	357,447	349,614
Mortgage Loans
Yield (1)	5.62%	5.64%	5.52%	5.46%	5.42%
Investment income (3), (4)	2,404	3,190	738	1,454	2,179
Investment gains (losses) (3)	49	57	12	35	22
Ending carrying value (3)	56,291	54,340	53,207	53,368	55,637
Real Estate and Real Estate Joint Ventures
Yield (1)	5.14%	4.59%	2.40%	3.33%	3.25%
Investment income (3)	329	401	60	166	243
Investment gains (losses) (3)	(10)	33	(20)	(28)	(25)
Ending carrying value	8,749	9,918	9,998	9,886	10,053
Policy Loans
Yield (1)	5.27%	5.25%	5.22%	5.20%	5.26%
Investment income	471	626	155	307	465
Ending carrying value	11,949	11,884	11,781	11,722	11,782
Equity Securities
Yield (1)	4.36%	4.60%	3.41%	4.28%	4.14%
Investment income	96	133	24	60	88
Investment gains (losses)	13	4	(27)	(23)	(20)
Ending carrying value	2,803	2,891	3,188	3,231	3,241
Other Limited Partnership Interests
Yield (1)	12.00%	12.76%	14.25%	14.85%	12.50%
Investment income	593	845	246	521	665
Investment gains (losses)	(18)	(36)	-	(41)	(41)
Ending carrying value	6,730	6,688	7,087	7,197	7,253
Cash and Short-term Investments
Yield (1)	0.67%	0.69%	0.89%	0.98%	0.98%
Investment income	100	143	45	87	126
Investment gains (losses)	3	6	39	54	60
Ending carrying value (3)	31,625	32,634	23,635	22,170	24,039
Other Invested Assets (1)
Investment income	469	595	179	401	618
Investment gains (losses) (3)	(23)	(157)	(32)	(20)	(14)
Ending carrying value	23,477	21,145	20,269	17,920	16,766
Total Investments
Investment income yield (1)	4.98%	4.96%	4.93%	4.97%	4.97%
Investment fees and expenses yield	(0.13% )	(0.13% )	(0.13% )	(0.13% )	(0.13% )
Net Investment Income Yield (1), (3), (5)	4.85%	4.83%	4.80%	4.84%	4.84%
Investment income	$15,855	$21,176	$5,280	$10,516	$15,696
Investment fees and expenses	(419)	(554)	(143)	(274)	(411)
Net investment income including Divested businesses	15,436	20,622	5,137	10,242	15,285
Less: Net investment income from Divested businesses (5)	139	150	5	6	6
Net Investment Income (3)	$15,297	$20,472	$5,132	$10,236	$15,279
Ending Carrying Value (3)	$520,372	$514,608	$504,440	$482,941	$478,385
Investment portfolio gains (losses) including Divested businesses	$(107)	$(140)	$285	$434	$362
Less: Investment portfolio gains (losses) from Divested businesses (5)	35	37	-	-	-
Investment Portfolio Gains (Losses) (3), (5)	$(142)	$(177)	$285	$434	$362
Gross investment gains	$790	$1,149	$560	$960	$1,241
Gross investment losses	(644)	(814)	(196)	(391)	(684)
Writedowns	(288)	(512)	(79)	(135)	(195)
Investment Portfolio Gains (Losses) (3), (5)	(142)	(177)	285	434	362
Investment portfolio gains (losses) income tax (expense) benefit	44	77	(124)	(166)	(104)
Investment Portfolio Gains (Losses), Net of Income Tax	$(98)	$(100)	$161	$268	$258

Derivative Gains (Losses) including Divested businesses	$(904)	$(2,357)	$(763)	$(2,633)	$(3,371)
Less: Derivative gains (losses) from Divested businesses (5)	(7)	(6)	-	-	-
Derivative gains (losses) (3), (5)	(897)	(2,351)	(763)	(2,633)	(3,371)
Derivative gains (losses) income tax (expense) benefit	309	839	270	915	1,177
Derivative Gains (Losses), Net of Income Tax	$(588)	$(1,512)	$(493)	$(1,718)	$(2,194)

(1)          Yields are calculated as investment income as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses and reflects the GAAP adjustments described on Page 2 and as presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs, contractholder-directed unit-linked investments and securitized reverse residential mortgage loans. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)          Fixed maturity securities includes $743 million, $842 million, $981 million, $933 million and $827 million in ending carrying value, and $68 million, $88 million, $21 million, $10 million and $24 million of investment income related to fair value option and trading securities at or for the year-to-date period ended September 30, 2012, December 31, 2012, March 31, 2013, June 30, 2013 and September 30, 2013, respectively.

(3)          The reconciliation of the remaining yield table captions to the most directly comparable measures presented in accordance with GAAP are as follows at or for the periods ended September 30, 2012, December 31, 2012, March 31, 2013, June 30, 2013 and September 30, 2013, respectively: A) Fair value option and trading securities (included within fixed maturity securities above) ending carrying value excludes contractholder-directed unit-linked investments of $15,199 million, $15,465 million, $15,572 million, $15,150 million and $15,796 million; B) Ending carrying value excludes the following effects of consolidating under GAAP certain VIEs that are treated as CSEs: Fair value option and trading securities (included within fixed maturity securities above) of $53 million, $41 million, $35 million, $27 million and $23 million, mortgage loans of $2,879 million, $2,666 million, $2,407 million, $2,268 million and $2,096 million and cash and short-term investments of $3 million, $10 million, $1 million, $4 million and $1 million; C) Net investment income adjustments as presented on Page A-1; D) Investment portfolio gains (losses) as presented above and the GAAP adjustments as presented below; and E) Derivative gains (losses) as presented above and GAAP adjustments as presented below:

	For the Year-to-Date Period Ended
	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013
Investment portfolio gains (losses) including Divested businesses - in above yield table	$(107)	$(140)	$285	$434	$362
Real estate discontinued operations	(25)	(69)	6	5	6
Net investment gains (losses) related to certain CSEs	14	25	8	16	20
Other gains (losses) reported in net investment gains (losses) on GAAP basis	(34)	(168)	15	(31)	(49)
Net investment gains (losses) - GAAP basis	$(152)	$(352)	$314	$424	$339

	For the Year-to-Date Period Ended
	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013
Derivative gains (losses) including Divested businesses - in above yield table	$(904)	$(2,357)	$(763)	$(2,633)	$(3,371)
Investment hedge adjustments	310	448	131	298	473
Joint venture adjustments	-	-	-	1	1
Settlement of foreign currency earnings hedges	(18)	(23)	-	10	21
PAB hedge adjustments	8	13	2	4	10
Net derivative gains (losses) - GAAP basis	$(604)	$(1,919)	$(630)	$(2,320)	$(2,866)

(4)           Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

(5)          Yields are calculated including net investment income of certain Divested businesses and related carrying values. The net investment income adjustment on Page A-1 for all of the Divested businesses for the year-to-date period ended September 30, 2012, December 31, 2012, March 31, 2013, June 30, 2013 and September 30, 2013, includes $177 million, $177 million, $0, $0 and $0, respectively, for securitized reverse residential mortgage loans that was excluded from the Mortgage Loans and total yield section presented above.

INVESTMENTS GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE (1)
	September 30, 2012		December 31, 2012		March 31, 2013		June 30, 2013		September 30, 2013
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$1,157	51.6%	$1,000	57.2%	$1,155	73.8%	$3,271	89.1%	$3,721	88.9%
20% or more for less than six months	111	5.0%	89	5.1%	46	2.9%	135	3.7%	181	4.3%
20% or more for six months or greater	973	43.4%	659	37.7%	364	23.3%	266	7.2%	282	6.8%
Total Gross Unrealized Losses	$2,241	100.0%	$1,748	100.0%	$1,565	100.0%	$3,672	100.0%	$4,184	100.0%

Total Gross Unrealized Gains	$35,455		$35,144		$33,326		$24,560		$22,071

GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE EQUITY SECURITIES AVAILABLE-FOR-SALE (1)
	September 30, 2012		December 31, 2012		March 31, 2013		June 30, 2013		September 30, 2013
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$33	16.6%	$30	18.9%	$28	32.6%	$41	43.6%	$68	51.1%
20% or more for less than six months	28	14.1%	10	6.3%	4	4.6%	3	3.2%	19	14.3%
20% or more for six months or greater	138	69.3%	119	74.8%	54	62.8%	50	53.2%	46	34.6%
Total Gross Unrealized Losses	$199	100.0%	$159	100.0%	$86	100.0%	$94	100.0%	$133	100.0%

Total Gross Unrealized Gains	$164		$212		$376		$403		$396

(1)          MetLife’s review of its fixed maturity securities and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

INVESTMENTS SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION
Unaudited (In millions)		September 30, 2012		December 31, 2012		March 31, 2013		June 30, 2013		September 30, 2013
		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate securities		$113,942	30.1%	$114,126	30.5%	$113,006	30.2%	$109,008	30.6%	$107,491	30.8%
Foreign corporate securities		65,257	17.3%	67,184	18.0%	66,086	17.7%	64,186	18.0%	63,648	18.2%
Foreign government securities		57,405	15.2%	57,336	15.3%	55,435	14.8%	52,297	14.7%	53,004	15.2%
U.S. Treasury and agency securities		51,448	13.6%	47,967	12.8%	54,457	14.5%	47,426	13.3%	44,154	12.7%
Residential mortgage-backed securities		40,591	10.7%	37,479	10.0%	36,347	9.7%	36,441	10.2%	35,478	10.2%
Commercial mortgage-backed securities		19,440	5.1%	19,129	5.1%	17,897	4.8%	17,263	4.8%	16,896	4.8%
Asset-backed securities		15,005	4.0%	15,997	4.3%	16,114	4.3%	15,655	4.4%	14,161	4.1%
State and political subdivision securities		14,917	4.0%	15,048	4.0%	14,952	4.0%	14,238	4.0%	13,955	4.0%
Total fixed maturity securities available-for-sale		$378,005	100.0%	$374,266	100.0%	$374,294	100.0%	$356,514	100.0%	$348,787	100.0%

NAIC	RATING AGENCY
RATING	DESIGNATION
1	Aaa / Aa / A	$264,892	70.1%	$258,568	69.1%	$259,419	69.3%	$248,115	69.6%	$239,347	68.6%
2	Baa	87,930	23.3%	90,193	24.1%	89,202	23.8%	83,506	23.4%	84,269	24.2%
3	Ba	15,029	4.0%	14,434	3.8%	14,488	3.9%	13,908	3.9%	13,782	3.9%
4	B	8,881	2.3%	9,607	2.6%	9,557	2.6%	9,302	2.6%	9,690	2.8%
5	Caa and lower	1,207	0.3%	1,379	0.4%	1,548	0.4%	1,614	0.5%	1,639	0.5%
6	In or near default	66	0.0%	85	0.0%	80	0.0%	69	0.0%	60	0.0%
Total fixed maturity securities available-for-sale (1)		$378,005	100.0%	$374,266	100.0%	$374,294	100.0%	$356,514	100.0%	$348,787	100.0%

(1)          Amounts presented are based on rating agency designations and equivalent ratings of the National Association of Insurance Commissioners (“NAIC”), except as described below. Amounts presented for certain structured securities (i.e., non-agency residential mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities), held by MetLife Inc.’s insurance subsidiaries that maintain the NAIC statutory basis of accounting are based on ratings from revised NAIC rating methodologies. The NAIC’s present methodology is to evaluate structured securities held by insurers using the revised NAIC rating methodologies on an annual basis. If such insurance subsidiaries of MetLife, Inc. acquire structured securities that have not been previously evaluated by the NAIC, but are expected to be evaluated by the NAIC in the upcoming annual review, an internally developed rating is used until a final rating becomes available. These revised NAIC ratings may not correspond to the rating agency designations. The rating agency designations are based on availability of applicable ratings from those rating agencies on the NAIC credit rating provider list.

SUMMARY OF REAL ESTATE AND REAL ESTATE JOINT VENTURES
Unaudited (In millions)		September 30, 2012		December 31, 2012		March 31, 2013		June 30, 2013		September 30, 2013

Traditional (2), (3)		$ 7,338		$ 8,489		$ 8,595		$ 8,566		$ 8,787
Real estate joint ventures and funds		1,083		941		903		855		823
Subtotal		8,421		9,430		9,498		9,421		9,610
Foreclosed		328		488		500		465		443
Total Real Estate and Real Estate Joint Ventures		$ 8,749		$ 9,918		$ 9,998		$ 9,886		$ 10,053
(2) Includes wholly-owned real estate and operating real estate joint ventures. (3) Includes real estate held-for-sale and held-for-investment.

INVESTMENTS SUMMARY OF MORTGAGE LOANS (1)
	September 30, 2012		December 31, 2012		March 31, 2013		June 30, 2013		September 30, 2013
Unaudited (In millions)

Commercial mortgage loans	$ 41,941		$ 40,472		$ 39,605		$ 39,110		$ 40,262
Agricultural mortgage loans	12,600		12,843		12,669		12,669		12,830
Residential mortgage loans	818		958		994		1,891		2,646
Mortgage loans held-for-sale	1,286		414		271		-		225
Total Mortgage Loans	56,645		54,687		53,539		53,670		55,963
Valuation allowances	(354)		(347)		(332)		(302)		(326)
Total Mortgage Loans, net	$ 56,291		$ 54,340		$ 53,207		$ 53,368		$ 55,637
(1) Excludes the effects of consolidating under GAAP certain VIEs that are treated as CSEs. See Page 27, note 3, for the amount excluded for each period presented.

SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE
	September 30, 2012		December 31, 2012		March 31, 2013		June 30, 2013		September 30, 2013
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$8,189	19.5%	$7,932	19.6%	$7,718	19.5%	$7,879	20.2%	$8,214	20.4%
Middle Atlantic	7,014	16.7%	6,780	16.7%	6,970	17.6%	6,987	17.9%	7,356	18.3%
South Atlantic	8,430	20.1%	7,969	19.7%	7,655	19.3%	7,276	18.6%	7,095	17.6%
International	5,436	13.0%	5,567	13.8%	5,344	13.5%	5,364	13.7%	6,158	15.3%
West South Central	3,485	8.3%	3,436	8.5%	3,496	8.8%	3,444	8.8%	3,483	8.7%
East North Central	3,161	7.5%	3,026	7.5%	2,765	7.0%	2,714	6.9%	2,680	6.7%
New England	1,551	3.7%	1,489	3.7%	1,488	3.8%	1,476	3.8%	1,473	3.7%
Mountain	990	2.4%	906	2.2%	875	2.2%	874	2.2%	835	2.0%
East South Central	459	1.1%	457	1.1%	456	1.2%	454	1.2%	420	1.0%
West North Central	335	0.8%	288	0.7%	285	0.7%	283	0.7%	203	0.5%
Multi-Region and Other	2,891	6.9%	2,622	6.5%	2,553	6.4%	2,359	6.0%	2,345	5.8%
Total	$41,941	100.0%	$40,472	100.0%	$39,605	100.0%	$39,110	100.0%	$40,262	100.0%

Office	$18,899	45.1%	$18,012	44.5%	$18,259	46.1%	$18,096	46.3%	$18,315	45.5%
Retail	9,758	23.3%	9,445	23.3%	8,973	22.7%	8,746	22.4%	9,384	23.3%
Apartment	4,114	9.8%	3,944	9.8%	3,897	9.8%	3,811	9.7%	3,865	9.6%
Hotel	3,482	8.3%	3,355	8.3%	3,278	8.3%	3,426	8.7%	3,629	9.0%
Industrial	3,237	7.7%	3,159	7.8%	3,077	7.8%	3,045	7.8%	2,840	7.1%
Other	2,451	5.8%	2,557	6.3%	2,121	5.3%	1,986	5.1%	2,229	5.5%
Total	$41,941	100.0%	$40,472	100.0%	$39,605	100.0%	$39,110	100.0%	$40,262	100.0%

Appendix

APPENDIX METLIFE RECONCILIATION DETAIL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	September 30, 2012	September 30, 2013

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,447	$1,404	$1,665	$1,624	$1,530	$4,404	$4,819
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1)	22	(200)	314	110	(85)	(152)	339
Net derivative gains (losses)	(718)	(1,315)	(630)	(1,690)	(546)	(604)	(2,866)
Premiums - Divested businesses	16	4	-	1	-	60	1
Universal life and investment-type product policy fees
Unearned revenue adjustments	(4)	5	(3)	5	(2)	10	-
GMIB fees	86	86	82	83	96	232	261
Divested businesses	1	3	1	2	2	8	5
Net investment income
Investment hedge adjustments	(108)	(138)	(131)	(167)	(175)	(310)	(473)
Income from discontinued real estate operations	-	(1)	(1)	(3)	(3)	(2)	(7)
Joint venture adjustments	-	-	-	(1)	-	-	(1)
Unit-linked contract income	512	463	1,039	314	132	1,010	1,485
Securitization entities income	40	38	33	34	29	125	96
Divested businesses	25	11	5	1	-	316	6
Other revenues
Settlement of foreign currency earnings hedges	7	5	-	(10)	(11)	18	(21)
Divested businesses	13	13	(1)	-	1	114	-
Policyholder benefits and claims and policyholder dividends
PDO adjustments	-	-	-	-	-	-	-
Inflation adjustments and pass through adjustments	26	(28)	(68)	202	(6)	(198)	128
GMIB costs	(278)	(563)	(401)	(147)	(412)	(614)	(960)
Market value adjustments	(40)	(48)	(131)	(138)	(50)	(92)	(319)
Divested businesses	(11)	(5)	(2)	(2)	-	(38)	(4)
Interest credited to policyholder account balances
PAB hedge adjustments	(5)	(5)	(2)	(2)	(6)	(8)	(10)
Unit-linked contract costs	(507)	(454)	(1,033)	(323)	(121)	(1,014)	(1,477)
Divested businesses	(1)	-	(1)	-	(1)	(6)	(2)
Capitalization of DAC - Divested businesses	1	-	-	-	-	5	-
Amortization of DAC and VOBA
Related to NIGL and NDGL	(14)	38	78	104	53	(79)	235
Related to GMIB fees and GMIB costs	57	(89)	114	43	85	112	242
Related to market value adjustments	-	-	-	-	-	-	-
Divested businesses	-	(1)	-	-	-	(3)	-
Amortization of negative VOBA
Related to market value adjustments	15	17	15	14	13	48	42
Divested businesses	-	-	-	-	-	2	-
Interest expense on debt
Securitization entities debt expense	(40)	(38)	(33)	(34)	(29)	(125)	(96)
Divested businesses	-	-	-	-	-	(3)	-
Other expenses
Noncontrolling interest	(13)	17	5	10	-	22	15
Regulatory implementation costs	(18)	(12)	(4)	(3)	(5)	(39)	(12)
Acquisition & integration costs (1)	(80)	(69)	(181)	(61)	(30)	(211)	(272)
Divested businesses	(152)	(180)	(128)	(28)	(32)	(959)	(188)
Goodwill impairment	(1,868)	-	-	-	-	(1,868)	-
Provision for income tax (expense) benefit (1), (2)	632	1,147	394	570	546	1,048	1,510
Income (loss) from continuing operations, net of income tax	(957)	105	995	508	973	1,209	2,476
Income (loss) from discontinued operations, net of income tax	-	31	(3)	2	2	17	1
Net income (loss)	(957)	136	992	510	975	1,226	2,477
Less: Net income (loss) attributable to noncontrolling interests	(3)	9	6	8	3	29	17
Net income (loss) attributable to MetLife, Inc.	(954)	127	986	502	972	1,197	2,460
Less: Preferred stock dividends	30	31	30	31	30	91	91
Net income (loss) available to MetLife, Inc.’s common shareholders	$(984)	$96	$956	$471	$942	$1,106	$2,369

(1)         The three months ended March 31, 2013 and June 30, 2013 includes net investment gains of $11 million and $8 million, respectively, expenses of $154 million and $0, respectively, and a tax benefit of $119 million and $0, respectively, which are related to a settlement of an acquisition tax contingency. The year-to-date period ended September 30, 2013 includes net investment gains of $19 million, expenses of $154 million and a tax benefit of $119 million, which are related to the settlement of such acquisition tax contingency.

(2)         The three months ended December 31, 2012 includes a deferred tax benefit of $324 million and the three months ended and year-to-date period ended September 30, 2013 includes a deferred tax benefit of $95 million related to the conversion of the Japan branch to a subsidiary. The three months ended and year-to-date period ended September 30, 2013 also includes a deferred tax benefit of $52 million due to a revised estimate of effective tax rates related to net investment gains (losses) and other comprehensive income.

APPENDIX TOTAL PROPERTY & CASUALTY (1) STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	September 30, 2012	September 30, 2013

OPERATING REVENUES
Premiums	$772	$783	$780	$800	$822	$2,286	$2,402
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	51	48	38	39	38	155	115
Other revenues	8	7	6	11	6	33	23
Total operating revenues	831	838	824	850	866	2,474	2,540

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	515	609	529	622	546	1,602	1,697
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	(98)	(96)	(92)	(103)	(107)	(278)	(302)
Amortization of DAC and VOBA	90	94	93	94	99	264	286
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	203	205	208	215	227	599	650
Total operating expenses	710	812	738	828	765	2,187	2,331

Operating earnings before provision for income tax	121	26	86	22	101	287	209
Provision for income tax expense (benefit)	30	(5)	18	(5)	20	61	33
Operating earnings	91	31	68	27	81	226	176
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$91	$31	$68	$27	$81	$226	$176

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$91	$31	$68	$27	$81	$226	$176
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	5	5	4	(4)	3	17	3
Net derivative gains (losses)	2	4	(1)	6	1	(2)	6
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(3)	(3)	(1)	-	(2)	(6)	(3)
Income (loss) from continuing operations, net of income tax	95	37	70	29	83	235	182
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	95	37	70	29	83	235	182
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	95	37	70	29	83	235	182
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$95	$37	$70	$29	$83	$235	$182

Total Operating Premiums, Fees and Other Revenues	$780	$790	$786	$811	$828	$2,319	$2,425

(1)         Represents the operating earnings of total property & casualty, which is a combination of retail property & casualty and group property & casualty. This does not represent a reported segment as defined by MetLife.

APPENDIX RETAIL PROPERTY & CASUALTY (1) STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	September 30, 2012	September 30, 2013

OPERATING REVENUES
Premiums	$420	$429	$425	$436	$446	$1,251	$1,307
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	29	27	21	23	20	89	64
Other revenues	4	4	4	4	5	12	13
Total operating revenues	453	460	450	463	471	1,352	1,384

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	283	314	286	355	296	872	937
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	(65)	(67)	(64)	(70)	(73)	(193)	(207)
Amortization of DAC and VOBA	63	65	65	65	68	189	198
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	119	120	116	122	126	351	364
Total operating expenses	400	432	403	472	417	1,219	1,292

Operating earnings before provision for income tax	53	28	47	(9)	54	133	92
Provision for income tax expense (benefit)	11	2	9	(10)	10	24	9
Operating earnings	42	26	38	1	44	109	83
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$42	$26	$38	$1	$44	$109	$83

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$42	$26	$38	$1	$44	$109	$83
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	3	2	2	(2)	2	10	2
Net derivative gains (losses)	1	2	(1)	4	1	(1)	4
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(2)	(1)	-	(1)	(1)	(4)	(2)
Income (loss) from continuing operations, net of income tax	44	29	39	2	46	114	87
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	44	29	39	2	46	114	87
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	44	29	39	2	46	114	87
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$44	$29	$39	$2	$46	$114	$87

Total Operating Premiums, Fees and Other Revenues	$424	$433	$429	$440	$451	$1,263	$1,320
(1) Represents the operating earnings of retail property & casualty, as reported in the Retail segment.

APPENDIX GROUP PROPERTY & CASUALTY (1) STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	September 30, 2012	September 30, 2013

OPERATING REVENUES
Premiums	$352	$354	$355	$364	$376	$1,035	$1,095
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	22	21	17	16	18	66	51
Other revenues	4	3	2	7	1	21	10
Total operating revenues	378	378	374	387	395	1,122	1,156

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	232	295	243	267	250	730	760
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	(33)	(29)	(28)	(33)	(34)	(85)	(95)
Amortization of DAC and VOBA	27	29	28	29	31	75	88
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	84	85	92	93	101	248	286
Total operating expenses	310	380	335	356	348	968	1,039

Operating earnings before provision for income tax	68	(2)	39	31	47	154	117
Provision for income tax expense (benefit)	19	(7)	9	5	10	37	24
Operating earnings	49	5	30	26	37	117	93
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$49	$5	$30	$26	$37	$117	$93

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$49	$5	$30	$26	$37	$117	$93
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	2	3	2	(2)	1	7	1
Net derivative gains (losses)	1	2	-	2	-	(1)	2
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(1)	(2)	(1)	1	(1)	(2)	(1)
Income (loss) from continuing operations, net of income tax	51	8	31	27	37	121	95
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	51	8	31	27	37	121	95
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	51	8	31	27	37	121	95
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$51	$8	$31	$27	$37	$121	$95

Total Operating Premiums, Fees and Other Revenues	$356	$357	$357	$371	$377	$1,056	$1,105
(1) Represents the operating earnings of group property & casualty, as reported in the Group, Voluntary & Worksite Benefits and Latin America segments.